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                                                                   EXHIBIT 10.33

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 17, 1997, is made by and among GulfStar Communications, Inc., a Delaware corporation ("Gulfstar"), Capstar Broadcasting Corporation, a Delaware corporation ("Capstar"), CBC-GulfStar Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Capstar ("Sub"), and each of the persons listed on Schedule I (the "Gulfstar Securityholders"). Gulfstar and Sub are hereinafter collectively referred to as the "Constituent Corporations".

                             PRELIMINARY STATEMENTS

         A. Each Gulfstar Securityholder identified on Schedule II (collectively, the "Gulfstar Stockholders") owns the number of shares of Gulfstar Capital Stock (hereinafter defined) set forth opposite such Gulfstar Stockholder's name on Schedule II. Each Gulfstar Securityholder identified on
Schedule III (collectively, the "Gulfstar Option Holders") holds options to purchase the number of shares of Gulfstar Common Stock (hereinafter defined) set forth opposite such Gulfstar Option Holder's name on Schedule III.

         B. The respective Boards of Directors of Gulfstar and Sub have approved the merger of Gulfstar with and into Sub, with Sub being the surviving corporation (the "Merger"). The respective Boards of Directors of Capstar, Gulfstar and Sub have determined that it is in the best interests of their respective stockholders for the Merger to be effected upon the terms and subject to the conditions set forth in this Agreement.

         C. For federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-1(c).

         D. In connection with the Merger, Gulfstar, Capstar, Sub and the Gulfstar Securityholders desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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                                   ARTICLE I.
                             CERTAIN DEFINED TERMS

         As used in this Agreement, the following terms have the meanings set forth below:

         "Aggregate Preferred Merger Consideration" means an amount of cash equal to the product obtained when the Preferred Merger Consideration is multiplied by the number of shares of Gulfstar Preferred Stock issued and outstanding immediately prior to the Effective Time.

         "BT" means BT Capital Partners, Inc.

         "BT Exercise Price" means an amount equal to $80.98.

         "BT Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of July 25, 1996 between Gulfstar and BT.

         "BT Warrant" means the Stock Purchase Warrant issued on July 25, 1996 by Gulfstar to BT, pursuant to which BT was granted the right, under certain circumstances, to purchase the BT Warrant Shares.

         "BT Warrant Shares" means 8,098 shares of Gulfstar Class B Common Stock which may be issued by Gulfstar to BT at the Closing pursuant to the terms of the BT Warrant and Section 4.2 of this Agreement.

         "Class A Common Stock" means the Class A Voting Common Stock, par value $0.01 per share, of Capstar.

         "Class B Common Stock" means the Class B Nonvoting Common Stock, par value $0.01 per share, of Capstar.

         "Class C Common Stock" means the Class C Voting Common Stock, par value $0.01 per share, of Capstar.

         "Common Stock" means the collective reference to the Class A Common Stock, Class B Common Stock and Class C Common Stock.

         "Conversion Number" means 1,187.947.

         "Effective Time" has the meaning set forth in Section 2.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Gulfstar Capital Stock" means the collective reference to Gulfstar Common Stock, Gulfstar Class A Common Stock, Gulfstar Class B Common Stock, Gulfstar Class C Common Stock and Gulfstar Preferred Stock.





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         "Gulfstar Certificate of Designation" means the Gulfstar
Communications, Inc. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 12% Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof filed by Gulfstar with the Delaware Secretary of State.

         "Gulfstar Class A Common Stock" means the Class A Nonvoting Common Stock, par value $0.01 per share, of Gulfstar.

         "Gulfstar Class B Common Stock" means the Class B Nonvoting Common Stock, par value $0.01 per share, of Gulfstar.

         "Gulfstar Class C Common Stock" means the Class C Voting Common Stock, par value $0.01 per share, of Gulfstar.

         "Gulfstar Common Stock" means the Common Stock, par value $0.01 per share, of Gulfstar.

         "Gulfstar Common Stock Equivalents" means, without duplication with any other Gulfstar Common Stock or Gulfstar Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Gulfstar Common Stock or securities exercisable for or convertible or exchangeable into Gulfstar Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

         "Gulfstar Preferred Stock" means the 12% Redeemable Preferred Stock, par value $0.01 per share, of Gulfstar.

         "Gulfstar Stock" means Gulfstar Class A Common Stock, Gulfstar Class B Common Stock, Gulfstar Class C Common Stock, and Gulfstar Common Stock.

         "Gulfstar Stock Option" has the meaning set forth in Section 3.1(h).

         "Material Adverse Effect" means, with respect to any Person, the occurrence of any event, condition, circumstance or fact that has had, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, conditions, results of operations, assets or liabilities of such Person and its Subsidiaries, if any, taken as a whole.

         "Merger" has the meaning set forth in the first Preliminary Statement of this Agreement.

         "Person" or "person" means any individual, corporation, limited liability company, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other legal entity or government, political subdivision, agency or instrumentality of a government.

         "Preferred Merger Consideration" shall mean an amount of cash equal to the liquidation preference (including accumulated dividends) that would be payable with respect to one share of Gulfstar Preferred Stock if a liquidation, dissolution or winding-up of Gulfstar's affairs were deemed





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to occur immediately prior to the Effective Time, as determined pursuant to
Section (d) of the Gulfstar Certificate of Designation.

         "Subsidiary" means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which: (i) such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is, directly or indirectly, owned or controlled by such Person or by any one or more of such Person's Subsidiaries.

         "Voting Debt," with respect to any Person, means any bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote on any matters on which holders of capital stock of such Person may vote.


                                  ARTICLE II.
         THE MERGER; CLOSING; OTHER ACTIONS TO BE TAKEN AT THE CLOSING

         Section 2.1 Merger. Subject to the terms and conditions of this Agreement, at the Effective Time Gulfstar shall be merged with and into Sub in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"). As soon as practicable at or after the closing of the Merger (the "Closing"), a certificate of merger, prepared and executed in accordance with the relevant provisions of the DGCL (the "Certificate of Merger"), shall be filed with the Delaware Secretary of State. The Merger shall become effective at such time as is provided in the Certificate of Merger, which time shall be on the date of Closing (the "Effective Time").

         Section 2.2 Closing. The Closing shall take place at 10:00 a.m. on a date to be specified by the parties, which shall be no later than the fifth business day after satisfaction (or waiver in accordance with this Agreement) of the latest to occur of the conditions set forth in Article VI (the "Closing Date"), at the offices of Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3800, Dallas, Texas 75201, unless another date or place is agreed to by Capstar and Gulfstar.

         Section 2.3      Effects of the Merger.

                 (a)      At the Effective Time:

                          (i) Gulfstar shall be merged with and into Sub, the separate existence of Gulfstar shall cease and Sub shall continue as the surviving corporation (for periods occurring after the Effective Time, Sub is sometimes referred to herein as the "Surviving Corporation");

                          (ii) the Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of Surviving Corporation except that the Certificate of Merger shall amend and restate Article First of the Certificate of Incorporation of Sub to read in its entirety as follows:





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                 "FIRST:  The name of the corporation is GulfStar
         Communications, Inc.; and

                          (iii) the Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of Surviving Corporation.

                 (b) The directors and officers of Sub at the Effective Time shall, from and after the Effective Time, be the initial directors and officers, respectively, of Surviving Corporation, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Surviving Corporation's Certificate of Incorporation and Bylaws.

         Section 2.4 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations, or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.


                                  ARTICLE III.
                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

         Section 3.1 Effect of Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any further action on the part of any holder of any shares of Gulfstar Capital Stock or any shares of capital stock of Sub:

                 (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall not be converted or otherwise affected by the Merger and shall remain outstanding after the Merger as one fully paid and nonassessable share of common stock, par value $0.01 per share, of Surviving Corporation.

                 (b) Cancellation of Gulfstar Treasury Stock and Capstar-Owned Gulfstar Stock. Each share of Gulfstar Capital Stock that is owned by Gulfstar as treasury stock and any shares of Gulfstar Capital Stock owned by Capstar, Sub or any other wholly owned Subsidiary of Gulfstar or Capstar shall be canceled and retired and shall cease to exist and no stock of Capstar or Surviving Corporation or other consideration shall be delivered or deliverable in exchange therefor.





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                 (c)      Gulfstar Common Stock.  Subject to the provisions of
         Section 3.2(e) hereof, each share of Gulfstar Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(b)) shall be converted into the right to receive a number of shares of Class A Common Stock equal to the Conversion Number. All such shares of Gulfstar Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Class A Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with
         Section 3.2, without interest.

                 (d) Gulfstar Class A Common Stock. Subject to the provisions of Section 3.2(e) hereof:

                          (i) each share of Gulfstar Class A Common Stock issued, outstanding and held by either of Thomas O. Hicks or
                 R. Steven Hicks immediately prior to the Effective Time shall be converted into the right to receive a number of shares of Class C Common Stock equal to the Conversion Number. All such shares of Gulfstar Class A Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Class C Common Stock to be issued in consideration therefor upon surrender of such certificate in accordance with Section 3.2, without interest; and

                          (ii) each share of Gulfstar Class A Common Stock issued, outstanding and held by any Person other than Thomas
                 O. Hicks or R. Steven Hicks immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(b)) shall be converted into the right to receive a number of shares of Class A Common Stock equal to the Conversion Number. All such shares of Gulfstar Class A Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Class A Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 3.2, without interest.

                 (e) Gulfstar Class B Common Stock. Subject to the provisions of Section 3.2(e) hereof, each share of Gulfstar Class B Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(b)) shall be converted into the right to receive a number of shares of Class B Common Stock equal to the Conversion Number. All such shares of Gulfstar Class B Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of





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         Class B Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 3.2, without interest.

                 (f) Gulfstar Class C Common Stock. Subject to the provisions of Section 3.2(e) hereof:

                          (i) each share of Gulfstar Class C Common Stock issued, outstanding and held by either of Thomas O. Hicks or
                 R. Steven Hicks immediately prior to the Effective Time shall be converted into the right to receive a number of shares of Class C Common Stock equal to the Conversion Number. All such shares of Gulfstar Class C Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Class C Common Stock to be issued in consideration therefor upon surrender of such certificate in accordance with Section 3.2, without interest; and

                          (ii) each share of Gulfstar Class C Common Stock issued, outstanding and held by any Person other than Thomas
                 O. Hicks or R. Steven Hicks immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(b)) shall be converted into the right to receive a number of shares of Class A Common Stock equal to the Conversion Number. All such shares of Gulfstar Class C Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Class A Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 3.2, without interest.

                 (g) Gulfstar Preferred Stock. Each share of Gulfstar Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(b)) shall be converted into the right to receive an amount equal to the Preferred Merger Consideration. All such shares of Gulfstar Preferred Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Preferred Merger Consideration to be paid in consideration therefor upon the surrender of such certificate in accordance with Section 3.2.

                 (h) Stock Options. At the Effective Time, (i) each outstanding option to purchase Gulfstar Common Stock referenced on
         Schedule III (the "Gulfstar Stock Options"), whether vested or unvested, shall be assumed by Capstar. Each such option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Gulfstar Stock Option, a number of shares of Class A Common Stock equal to the number of shares of Gulfstar Common Stock purchasable pursuant to such Gulfstar Stock Option multiplied by the Conversion Number, at a price per share equal to the per-share





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         exercise price for the shares of Gulfstar Common Stock purchasable pursuant to such Gulfstar Stock Option divided by the Conversion Number; provided, however, that in the case of any option to which
         Section 421 of the Code applies by reason of its qualification under any of Sections 422-424 of the Code, the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be determined in order to comply with Section 424(a) of the Code; and provided further, that, unless otherwise provided in the applicable Gulfstar Stock Option, the number of shares of Class A Common Stock that may be purchased upon exercise of such Gulfstar Stock Option shall not include any fractional share; and (ii) Capstar shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Class A Common Stock for delivery upon exercise of the Gulfstar Stock Options assumed in accordance with this Section 3.1(h).

                 (i) No Additional Rights. Except as set forth in Sections 3.1(h) and 4.2 or as otherwise agreed to by the parties, (i) the provisions of any plan, program, undertaking, agreement or arrangement providing for the issuance or grant of any other interest in respect of Gulfstar Capital Stock shall become null and void, and
         (ii) Gulfstar, Sub, Capstar and, from and after the Effective Time, Surviving Corporation, shall use their respective best efforts to ensure that, following the Effective Time, no holder of Gulfstar Common Stock Equivalents or any participant in any plan, program or arrangement shall have any right thereunder to acquire any equity securities of Gulfstar, Sub, Capstar or any direct or indirect Subsidiary thereof.

         Section 3.2      Exchange of Certificates.

                 (a) Exchange Agent. As of the Effective Time, Surviving Corporation shall hold, for the benefit of the holders of shares Gulfstar Capital Stock, the Aggregate Preferred Merger Consideration payable and certificates representing the shares of Common Stock issuable at the Effective Time pursuant to Section 3.1 in exchange for outstanding shares of Gulfstar Capital Stock (the Aggregate Preferred Merger Consideration and such shares of Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). Surviving Corporation shall deliver the Aggregate Preferred Merger Consideration and the Common Stock contemplated to be issued pursuant to Section 3.1 out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose.

                 (b) Exchange Procedures. Delivery of each certificate which, immediately prior to the Effective Time, represented outstanding shares of Gulfstar Capital Stock (each, a "Certificate"), shall be effected, and risk of loss and title to such Certificate shall pass, only upon surrender of the Certificate to Surviving Corporation for cancellation. Upon surrender of a Certificate for cancellation to Surviving Corporation, or to such other agent or agents as may be appointed by Surviving Corporation, together with any other documents of transfer reasonably required by Surviving Corporation, (1) the holder of the Certificate shall be entitled to receive, as applicable, either the Preferred Merger Consideration or a certificate representing that number of whole shares of Common Stock which such holder has the right to receive pursuant to the provisions of this Article III, and any unpaid dividends and distributions that such holder has the right to receive pursuant to Section 3.2(c); and (2) the Certificate so surrendered shall forthwith be canceled. In the





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event of a transfer of ownership of Gulfstar Stock which is not registered in the transfer records of Gulfstar, a certificate representing the appropriate number of whole shares of Common Stock may be issued to a transferee if the Certificate representing such Gulfstar Stock is presented to Surviving Corporation accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. If any shares of Gulfstar Stock have been pledged to Gulfstar by the holder thereof to secure the repayment by such holder of any obligation owed to Gulfstar, a certificate representing the appropriate number of whole shares of Common Stock may be issued if the Certificate representing such pledged shares of Gulfstar Stock is presented to the Surviving Corporation accompanied by all documents which the Surviving Company requires to evidence the Surviving Corporation's continued security interest in the shares of Common Stock to be issued in exchange for such Gulfstar Stock, and the Certificate so issued shall be pledged to the Surviving Corporation. Until surrendered as contemplated by this Section 3.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender, as applicable, the Preferred Merger Consideration or a certificate representing whole shares of Common Stock (and any unpaid dividends and distributions that such holder has the right to receive pursuant to Section 3.2(c)). Surviving Corporation shall not be entitled to vote or exercise any rights of ownership with respect to the Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect thereto for the account of persons entitled thereto.

                 (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Common Stock declared or made after the Effective Time with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Common Stock the right to receive which is represented thereby until the holder of such Certificate surrenders such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder thereof, without interest: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Common Stock.

                 (d) No Further Ownership Rights. The Preferred Merger Consideration to be paid, and all shares of Common Stock to be issued, upon the surrender for exchange of Certificates representing shares of Gulfstar Capital Stock, as applicable, in accordance with the terms hereof shall be deemed to have been paid or issued, as the case may be, in full satisfaction of all rights pertaining to such shares of Gulfstar Capital Stock, subject to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the date hereof and which remain unpaid at the Effective Time. From and after the Effective Time there shall be no further registration of transfers on the stock transfer books of Surviving Corporation of the shares of Gulfstar Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article III.

                 (e) No Fractional Shares. No certificates or scrip representing fractional shares of Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this





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Article III, and no dividend or other distribution, stock split, interest or other right shall relate to any such fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder of Surviving Corporation or Capstar.

                 (f) No Liability. None of Capstar, Sub, Gulfstar or Surviving Corporation shall be liable to any holder of shares of Gulfstar Capital Stock for such portion of the Aggregate Gulfstar Preferred Merger Consideration or such shares of Common Stock (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any amounts remaining unclaimed by holders of any such shares at such date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of Surviving Corporation, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

                 (g) Lost, Stolen, or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Surviving Corporation, the posting by such person of a bond in such reasonable amount as Surviving Corporation, may direct as indemnity against any claim that may be made against it with respect to such Certificate, Surviving Corporation shall issue in exchange for such lost, stolen or destroyed Certificate the certificate representing that number of whole shares of Common Stock which such holder has the right to receive pursuant to the provisions of this Article III, and any unpaid dividends and distributions that such holder has the right to receive pursuant to Section 3.2(c).

         Section 3.3 Appraisal Rights. If, by reason of the Merger, any holder of securities of Gulfstar shall be entitled to be paid the "fair value" of such holder's securities of Gulfstar, as provided in Section 262 of the DGCL, Gulfstar shall give Capstar notice thereof and Capstar shall have the right to participate in all negotiations and proceedings with respect to any such demands. Neither Gulfstar nor the Surviving Corporation shall, except with the prior written consent of Capstar, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. By his, her or its execution and delivery of this Agreement, each Gulfstar Stockholder hereby irrevocably waives any rights such Gulfstar Stockholder may have to be paid the "fair value" of such Gulfstar Stockholder's Gulfstar Capital Stock, as provided in Section 262 of DGCL, and hereby further agrees that such Gulfstar Stockholder shall not attempt to perfect any such right pursuant to the terms of the DGCL.

         Section 3.4 Stock Transfer Books. At and after the Effective Time, transfers of shares of Gulfstar Capital Stock outstanding prior to the Effective Time, other than shares of Gulfstar Capital Stock owned by Capstar or any of its Subsidiaries, shall not be made on the stock transfer books of the Surviving Corporation.





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                                  ARTICLE IV.
            OTHER ACTIONS TO BE TAKEN IN CONNECTION WITH THE MERGER

         Section 4.1 Stockholder Consent. By his, her or its execution and delivery of this Agreement, each Gulfstar Stockholder hereby consents (in his, her or its capacity as a stockholder of Gulfstar) to the approval of the Merger and the Merger Agreement, and agrees that such Gulfstar Stockholder will not withdraw, revoke, rescind or alter such consent in any way without the prior written consent of Capstar. By its execution and delivery of this Agreement, Capstar hereby consents (in its capacity as the sole stockholder of Sub) to the approval of the Merger and to the Merger Agreement, and agrees that it will not withdraw, revoke, rescind or alter such consent in any way without the prior written consent of Gulfstar.

         Section 4.2 Exercise of BT Warrant and Conversion of the BT Warrant Shares.

                 (a) Upon the terms and subject to the conditions set forth herein, Gulfstar and BT hereby covenant and agree with Capstar that, notwithstanding any of the terms or provisions set forth in the BT Warrant, BT shall have the right to, and BT shall, exercise the BT Warrant at the Closing pursuant to Section 1B of the BT Warrant. Upon the terms and subject to the conditions set forth herein, Gulfstar and BT further hereby covenant and agree that, notwithstanding the definition of "Warrant Shares" set forth in Section 2 of the BT Warrant, upon the exercise of the BT Warrant at Closing, BT shall be entitled to receive, and Gulfstar shall be obligated to issue, 8,098 shares of Gulfstar Class B Common Stock.

                 (b) Upon the terms and subject to the conditions set forth herein, BT hereby covenants and agrees with Gulfstar and Capstar that at the Closing BT will (i) pay the BT Exercise Price by wire transfer of immediately available funds to an account of Gulfstar designated in writing to BT prior to the Closing Date, (ii) execute and deliver to Gulfstar a completed "Exercise Agreement" (as described in Section 1C of the BT Warrant), and (iii) deliver to Gulfstar the originally executed BT Warrant. Gulfstar hereby covenants and agrees with BT and Capstar that, upon receipt by Gulfstar of (i) the BT Exercise Price, (ii) a completed Exercise Agreement, and (iii) the originally executed BT Warrant, Gulfstar will be obligated to issue the BT Warrant Shares in the name of BT.

                 (c) BT and Gulfstar hereby covenant and agree with Capstar that the exercise of the BT Warrant as described in paragraph 4.2(b) shall occur, and be deemed to occur, immediately prior to the Effective Time, and that at the Effective Time the BT Warrant Shares shall be converted into the right to receive shares of Class B Common Stock as described in Section 3.1(e).

         Section 4.3 Conversion of Gulfstar Class C Common Stock Owned by Thomas O. Hicks. (a) Upon the terms and subject to the conditions set forth herein, Thomas O. Hicks, Gulfstar, and Capstar hereby covenant and agree that
(i) Thomas O. Hicks hereby elects to convert 10,102 shares of Gulfstar Class C Common Stock held by him into 10,102 shares of Gulfstar Common Stock at the Closing in accordance with Article III(e) of Gulfstar's Certificate of Incorporation, and (ii) Thomas O. Hicks hereby elects to convert such shares of Gulfstar Common Stock into 10,102 shares of Gulfstar Class B Common Stock in accordance with Article III(e) of Gulfstar's Certificate of Incorporation immediately following the conversion described in the preceding clause (i).

         (b) Thomas O. Hicks and Gulfstar hereby covenant and agree with Capstar that the conversion of shares of Gulfstar Class C Common Stock held by Thomas O. Hicks and the conversion of shares of Gulfstar Common Stock to be issued to Thomas O. Hicks, all as described in subsection 4.3(a), shall occur, and be deemed to occur, immediately prior to the Effective Time, and that at the Effective Time the shares of Gulfstar Class B Common Stock issued upon the conversion of such shares of Gulfstar Common Stock shall be converted into the right to receive shares of Class B Common Stock as described in Section 3.1(e).

         Section 4.4 Stockholders Agreement. Upon the terms and subject to the conditions set forth herein, Capstar and each of the Gulfstar Securityholders hereby covenant and agree with each other that at Closing they shall execute, deliver and enter into a Stockholders Agreement substantially in the form attached hereto as Exhibit A (the "Stockholders Agreement").

         Section 4.5 Termination Agreement. Upon the terms and subject to the conditions set forth herein, Gulfstar and BT hereby covenant and agree with Capstar that at the Closing Gulfstar and BT shall execute, deliver and enter into a Termination Agreement substantially in the form attached hereto as Exhibit B (the "Termination Agreement").


                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of Capstar and Sub. Capstar and Sub hereby jointly and severally represent and warrant to Gulfstar as follows:

                 (a) Organization, Standing and Power. Each of Capstar and Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification and where failure to so qualify or be in good standing, either singly or in the aggregate, would have a Material Adverse Effect with respect to Capstar. Each of Capstar and Sub has the corporate power to carry on its business as it is now being conducted.

                 (b) Capitalization. At the time of execution of this Agreement, the authorized capital stock of Capstar consists of 250,000,000 shares of Class A Common Stock, par value $0.01 per share, 50,000,000 shares of Class B Common Stock, par value $0.01 per share, 50,000,000 shares of Class C Common Stock, par value $0.01 per share, and 50,000,000 shares of Preferred Stock, par value $0.01 per share. At the Effective Time, the number of issued and outstanding shares of capital stock of Capstar will be as described in the Offering Memorandum of Capstar Radio Broadcasting Partners, Inc., dated June 10, 1997 regarding its 9 1/4% Senior Subordinated Notes due 2007, and all of such issued and outstanding shares will be duly authorized, validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive or similar rights. All of the issued and outstanding shares of capital stock of each Subsidiary of Capstar are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

                 (c) Authority. Each of Capstar and Sub has all requisite corporate power and authority to enter into this Agreement and each other agreement, document and instrument required to be executed by it in accordance herewith, including, without limitation, each of the documents the forms of which are attached as Exhibits hereto (collectively, including this Agreement, the "Transaction Documents"), and to consummate the transactions contemplated hereby or thereby.
         The execution and delivery by Capstar and Sub of this Agreement and the other Transaction Documents to which they are to be parties, and the consummation by Capstar and Sub of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Capstar and Sub. This Agreement has been, and at Closing each of the other Transaction Documents to which Capstar or Sub is to be a party will be, duly executed and delivered by Capstar and Sub, and this Agreement constitutes, and upon execution and delivery thereof by Capstar and Sub, the other Transaction Documents to which Capstar or Sub is to be a party will constitute, the valid and binding obligations of each of Capstar and Sub, enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (d) No Conflict; Required Filings and Consents. The execution and delivery by Capstar and Sub of this Agreement and the other Transaction Documents to which they are parties do not, and the performance by Capstar and Sub, as applicable, of the transactions contemplated hereby or thereby will not, subject to making the filings and obtaining the consents, approvals, authorizations and permits described below, (i) violate, conflict with, or result in any breach of any provision of the certificates of incorporation or bylaws, in each case as amended or restated, of Capstar or Sub, (ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any party to accelerate any obligation, or result in the loss of any benefit, or give any person the right to require any security to be repurchased, or give rise to the creation of any lien, charge, security interest or encumbrance upon any of the properties or assets of Capstar or any of its Subsidiaries under, any of the terms, conditions, or provisions of, any loan or credit agreement, note, bond, mortgage, indenture or deed of trust, or any license, lease, agreement or other instrument or obligation to which any of them is a party or by which any of them or any of their properties or assets may be bound or subject, except for such violations, conflicts, breaches, defaults, terminations, accelerations, losses or other such events as have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Capstar, or (iii) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court or any federal, state or local administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") applicable to Capstar or any of its Subsidiaries or by which or to which any of their respective properties or assets is bound or subject ("Applicable Laws"), except for such violations as have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Capstar. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any

         Governmental Entity is required by or with respect to Capstar or Sub in connection with the execution and delivery of this Agreement or any of the other Transaction Documents by Capstar or Sub or the consummation of the transactions contemplated hereby or thereby, except for (1) the filing of a premerger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (2) applicable requirements, if any, of the rules and regulations of the Federal Communications Commission (the "FCC") and
         (3) applicable requirements, if any, of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities or blue sky laws.

         Section 5.2 Representations and Warranties of Gulfstar. Gulfstar hereby represents and warrants to Capstar that:

                 (a) Organization, Standing and Power. Gulfstar is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification and where failure to so qualify or be in good standing, either singly or in the aggregate, would have a Material Adverse Effect with respect to Gulfstar. Gulfstar has the corporate power to carry on its business as it is now being conducted.

                 (b) Capitalization. The authorized capital stock of Gulfstar consists of (i) 100,000 shares of Gulfstar Common Stock, par value $0.01 per share, (ii) 60,000 shares of Gulfstar Class A Common Stock, par value $0.01 per share, (iii) 10,000 shares of Gulfstar Class B Common Stock, par value $0.01 per share, (iv) 100,000 shares of Gulfstar Class C Common Stock, par $0.01 value per share and (v) 500,000 shares of Gulfstar Preferred Stock, par value $0.01 per share. As of the date hereof, 11,342 shares of Gulfstar Common Stock, 10,000 shares of Gulfstar Class A Common Stock, no shares of Gulfstar Class B Common Stock, 42,205 shares of Gulfstar Class C Voting Common Stock and 500,000 shares of Gulfstar Preferred Stock were issued and outstanding. All of the outstanding shares of Gulfstar Capital Stock have been validly issued and are fully paid and nonassessable. No shares of capital stock of Gulfstar are reserved for issuance other than 8,098 shares of Gulfstar Common Stock reserved for issuance upon exercise of the BT Warrant and 1,000 shares of Gulfstar Common Stock reserved for issuance upon exercise of the Gulfstar Stock Options. Except for the BT Warrant and the Gulfstar Stock Options, there are no options, warrants, calls, rights, commitments or agreements of any character to which Gulfstar or any of its Subsidiaries is a party or by which any of them is bound obligating Gulfstar or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any Voting Debt of Gulfstar or any of its Subsidiaries, or obligating Gulfstar or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as disclosed on Schedule 5.2(b), there are no outstanding contractual rights or obligations of Gulfstar or any Subsidiary to repurchase, redeem or otherwise acquire capital stock of, or any equity interest in, Gulfstar or any of its Subsidiaries. All of the issued and outstanding shares of capital stock of each Subsidiary of Gulfstar are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

                 (c) Authority. Gulfstar has all requisite corporate power and authority to enter into this Agreement and each of the other Transaction Documents to be executed by it in accordance herewith, and to consummate the transactions contemplated hereby or thereby. The execution and delivery by Gulfstar of this Agreement and the other Transaction Documents to which Gulfstar is to be a party, and the consummation by Gulfstar of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Gulfstar. This Agreement has been, and at Closing each of the other Transaction Documents to which Gulfstar is to be a party will be, duly executed and delivered by Gulfstar, and this Agreement constitutes, and upon execution and delivery thereof by Gulfstar, the other Transaction Documents to which Gulfstar is to be a party will constitute, the valid and binding obligation of Gulfstar, enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (d) No Conflict; Required Filings and Consents. Except as disclosed on Schedule 5.2(d), the execution and delivery by Gulfstar of this Agreement and the other Transaction Documents do not, and the performance by Gulfstar of the transactions contemplated hereby or thereby will not, subject to making the filings and obtaining the consents, approvals, authorizations and permits described below, (i) violate, conflict with, or result in any breach of any provision of the certificate of incorporation or bylaws, in each case as amended or restated, of Gulfstar, (ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any party to accelerate any obligation, or result in the loss of any benefit, or give any person the right to require any security to be repurchased, or give rise to the creation of any lien, charge, security interest or encumbrance upon any of the properties or assets of Gulfstar or any of its Subsidiaries under, any of the terms, conditions, or provisions of, any loan or credit agreement, note, bond, mortgage, indenture or deed of trust, or any license, lease, agreement or other instrument or obligation to which any of them is a party or by which any of them or any of their properties or assets may be bound or subject, except for such violations, conflicts, breaches, defaults, terminations, accelerations, losses or other such events as have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Gulfstar, or (iii) violate any Applicable Laws, except for such violations as have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Gulfstar. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity is required by or with respect to Gulfstar in connection with the execution and delivery of this Agreement or any of the other Transaction Documents by Gulfstar or the consummation of the transactions contemplated hereby or thereby, except for (1) the filing of a premerger notification report under the HSR Act, (2) applicable requirements, if any, of the rules and regulations of the FCC and (3) applicable requirements, if any, of the Securities Act, the Exchange Act, and state securities or blue sky laws.

                 (e) Severance Agreements. Neither Gulfstar nor any Subsidiary is a party to any agreement providing for severance or termination payments to, or any employment agreement with, any executive officer or director of Gulfstar or such Subsidiary, other than as set forth on Schedule 5.2(e) hereto.

         Section 5.3 Representations, Warranties and Agreements of the Gulfstar Securityholders. Each Gulfstar Securityholder represents and warrants to and agrees with Capstar as follows:

                 (a) Investment Intent. Such Gulfstar Securityholder represents and warrants to Capstar that the shares of Common Stock to be acquired by such Gulfstar Stockholder hereunder or upon exercise of the Gulfstar Stock Options are being and will be acquired for such Gulfstar Securityholder's own account for investment and with no intention of distributing or reselling such shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any state or any foreign country or jurisdiction.

                 (b) Transfer Restrictions. If such Gulfstar Securityholder should decide to dispose of any of the shares of Common Stock, such Gulfstar Securityholder understands and agrees that he may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. In connection with any offer, resale, pledge or other transfer (individually and collectively, a "Transfer") of any shares of Common Stock other than pursuant to an effective registration statement, Capstar may require that the transferor of such shares provide to Capstar an opinion of counsel which opinion shall be reasonably satisfactory in form and substance to Capstar, to the effect that such Transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any state or foreign securities laws. Such Gulfstar Securityholder agrees to the imprinting, so long as appropriate, of substantially the following legend on certificates representing the shares of Common Stock:

                          THE SHARES OF COMMON STOCK (THE "SHARES") EVIDENCED
                 HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER (INDIVIDUALLY AND COLLECTIVELY, A "TRANSFER") THE SHARES EVIDENCED HEREBY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT SUCH AS THE EXEMPTION SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE). IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY

                 REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE OR FOREIGN SECURITIES LAW.

                 The legend set forth above may be removed if and when the shares of Common Stock represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or the opinion of counsel referred to above has been provided to Capstar. Such Gulfstar Securityholder agrees that, in connection with any Transfer of shares of Common Stock by him pursuant to an effective registration statement under the Securities Act, such Gulfstar Securityholder will comply with all prospectus delivery requirements of the Securities Act. Capstar makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of shares of Common Stock.

                 (c) Stop Transfer Instruction. Such Gulfstar Securityholder agrees that Capstar shall be entitled to make a notation on its records and give instructions to any transfer agent for the shares of Common Stock in order to implement the restrictions on transfer set forth in this Agreement.

                 (d) Status. Such Gulfstar Securityholder represents and warrants to, and covenants and agrees with, Capstar that (i) at the time it was offered the shares of Common Stock, it had, (ii) at the date hereof, it has, and (iii) at the Closing Date, it will have, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating Capstar and an investment in the shares of Common Stock, and is able to bear the economic risk of such investment.

                 (e) Authority. Each such Gulfstar Securityholder that is an entity represents and warrants to Capstar that (i) as of the Closing Date, the acquisition of the shares of Common Stock to be acquired by such Gulfstar Securityholder hereunder has been duly and properly authorized, and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Gulfstar Securityholder, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (ii) the acquisition of the shares of Common Stock to be acquired by such Gulfstar Securityholder hereunder does not conflict with or violate (A) its charter, by-laws or similar constituent documents or (B) any law applicable to it in a manner that could materially hinder or impair the completion of the Merger and the other transactions contemplated hereby; and (iii) the acquisition of shares of Common Stock to be acquired by such Gulfstar Securityholder hereunder does not impose any penalty or other onerous condition on such Gulfstar Securityholder that could materially hinder or impact the completion of the Merger and the other transactions contemplated hereby.

                 (f) Access to Information. Such Gulfstar Securityholder acknowledges as of the Closing Date that such Gulfstar Securityholder has been afforded (i) the opportunity to ask such questions as such Gulfstar Securityholder has deemed necessary of, and to receive answers from, representatives of Capstar concerning the terms and conditions of the offering of the shares of Common Stock hereunder and the merits and risks of investing in the shares of Common Stock; (ii) access to information about Capstar, Capstar's financial condition, results of operations, business properties, management and prospects sufficient to enable such Gulfstar Securityholder to evaluate an investment in the shares of Common Stock; (iii) the opportunity to obtain such additional information which Capstar possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information provided; and
         (iv) the opportunity to receive and review (x) the Offering Memorandum of Capstar Radio Broadcasting Partners, Inc., dated June 10, 1997 regarding its 9 1/4% Senior Subordinated Notes due 2007 and (y) the Offering Memorandum of Capstar Broadcasting Partners, Inc., dated June 10, 1997 regarding its 12% Senior Exchangeable Preferred Stock.

                 (g) Reliance. Such Gulfstar Securityholder also understands and acknowledges that (i) the shares of Common Stock are being offered hereunder without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part upon, and that Capstar will rely upon, the accuracy and truthfulness of the foregoing representations and warranties, and such Gulfstar Securityholder hereby consents to such reliance.



                                  ARTICLE VI.
                              CONDITIONS PRECEDENT

         Section 6.1 Conditions to Each Party's Obligation. The respective obligations of each party to effect the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of the following conditions:

                 (a) Consents and Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained, including, without limitation, those required by the HSR Act, the Securities Act, the Exchange Act and the rules and regulations promulgated by the FCC.

                 (b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

                 (c) No Action. No action shall have been taken nor any statute, rule or regulation shall have been enacted by any Governmental Entity that makes the consummation of the transactions contemplated by this Agreement illegal.

                 (d) Private Placements. (i) The private placement of 12% Senior Exchangeable Preferred Stock of Capstar Broadcasting Partners, Inc., and
(ii) the private placement of 9 1/4% Senior Subordinated Notes of Capstar Radio Broadcasting Partners, Inc. shall each have been consummated simultaneously with or prior to the Merger.

         Section 6.2 Conditions to Obligation of Gulfstar. The obligation of Gulfstar to effect the Merger and the other transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by Gulfstar:

                 (a) Representations and Warranties. The representations and warranties of Capstar and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as contemplated or permitted by this Agreement.

                 (b) Performance of Obligations. Each of Capstar and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement prior to the Closing Date.

                 (c) Closing Deliveries. All documents and instruments required to be delivered, and all actions required to be taken, by the parties hereto other than Gulfstar pursuant to Article IV shall have been delivered or taken.

                 (d) Interest in Capstar Broadcasting Partners, Inc. Capstar shall have become the owner of all of the issued and outstanding shares of common stock of Capstar Broadcasting Partners, Inc.

         Section 6.3 Conditions to Obligations of Capstar and Sub. The obligation of Capstar and Sub to effect the Merger and the other transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by Capstar and Sub.

                 (a) Representations and Warranties. The representations and warranties of Gulfstar set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as contemplated or permitted by this Agreement.

                 (b) Performance of Obligations. Gulfstar shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date.

                 (c) Closing Deliveries. All documents and instruments required to be delivered, and all actions required to be taken, by the parties hereto other than Capstar or Sub pursuant to Article IV shall have been delivered or taken.

                 (d) Interest in Capstar Broadcasting Partners, Inc. Capstar shall have become the owner of all of the issued and outstanding shares of common stock of Capstar Broadcasting Partners, Inc.

                 (e) Advisory Committee Approval. The transactions contemplated in this Agreement shall have been approved by Advisory Committee to Hicks, Muse, Tate & Furst Equity Fund III, L.P.


                                  ARTICLE VII.
                       TERMINATION, AMENDMENT AND WAIVER

         Section 7.1 Termination. This Agreement may be terminated prior to the Closing:

                 (a)      by mutual consent of Capstar and Gulfstar;

                 (b)      by either of Capstar or Gulfstar;

                          (i)     if a court of competent jurisdiction or other
Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

                          (ii)    if the Closing shall not have occurred by
5:00 p.m., Dallas, Texas time on December 31, 1997; provided, however, that the right to terminate this Agreement under this clause (ii) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

                 (c)      by Capstar:

                          (i)     if there shall have been any material breach
of any representation or warranty or any material breach of any covenant or agreement set forth in this Agreement on the part of any other party to this Agreement, which breach shall not have been cured within 20 days following receipt by the breaching party of written notice of such breach; or

                          (ii)    if any other party to this Agreement other
than Sub shall fail to perform any of their respective obligations set forth in
Article IV; or

                 (d)      by Gulfstar:

                          (i)     if there shall have been any material breach
of any representation or warranty or any material breach of any covenant or agreement set forth in this Agreement on the part of any other party to this Agreement, which breach shall not have been cured within 20 days following receipt by the breaching party of written notice of such breach; or

                          (ii)    if  any other party to this Agreement shall
fail to perform any of their respective obligations set forth in Article IV.

The right of any party hereto to terminate this Agreement pursuant to this
Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party, or any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents or other representatives whether prior to or after the execution of this Agreement. Notwithstanding anything in the foregoing to the contrary, no party that is in material breach of this Agreement shall be entitled to terminate this Agreement except with the consent of the other parties hereto who have the right to terminate this Agreement.

         Section 7.2 Effect of Termination. In the event of a termination of this Agreement as provided above, there shall be no liability on the part of any of the parties hereto (or any of their respective directors or officers), except for liability arising out of a breach of this Agreement.


                                 ARTICLE VIII.
                           MISCELLANEOUS AND GENERAL

         Section 8.1 Payment of Expenses. Whether or not the Merger shall be consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Merger.

         Section 8.2 Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed by the parties hereto; provided, however, that any of the provisions of this Agreement other than those contained in Articles III or IV may be amended by an instrument in writing signed by both Capstar and Gulfstar, and such amendment shall be binding on the other parties hereto.

         Section 8.3 Waiver of Compliance. Any failure by any party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be waived only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such waiver or failure to insist upon strict compliance with such obligation, covenant, Agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

         Section 8.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 8.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      If to Capstar, to

                          Capstar Broadcasting Corporation
                          600 Congress Avenue, Suite 1270
                          Austin, Texas  78701
                          Attn:  R. Steven Hicks
                          Facsimile: (512) 404-6850

                 (b)      If to the Gulfstar, to

                          Gulfstar Communications, Inc.
                          600 Congress Avenue, Suite 1270
                          Austin, Texas  78701
                          Attn:  John Cullen
                          Facsimile: (512) 404-6850

                 (c) If to a Gulfstar Stockholder, to the address set forth below such Gulfstar Stockholder's name on Schedule I.

         Section 8.6 Interpretation. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder," and "hereof," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section" and "this subsection" and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 8.7 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart; provided, that in the sole discretion and at the sole option of Capstar, this Agreement shall become effective when one or more such counterparts have been signed by Capstar, Sub, Gulfstar and Gulfstar Securityholders holding shares of Gulfstar Capital Stock having not less than the minimum number of votes that would be necessary under applicable law and Gulfstar's

Certificate of Incorporation and Bylaws to approve the Merger and this Agreement at a meeting at which all shares of Gulfstar Capital Stock entitled to vote thereon were present and voted.

         Section 8.8 Entire Agreement. This Agreement (which term shall be deemed to include the exhibits and schedules hereto and the other certificates, documents and instruments delivered hereunder) constitutes the entire agreement of the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. There are no representations or warranties, agreements or covenants other than those expressly set forth in this Agreement.

         Section 8.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         Section 8.10 Further Actions. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its commercially reasonable efforts to take, or cause to be taken all action and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, the parties to this Agreement and their duly authorized representatives shall take all such actions.

         Section 8.11 Specific Performance. The parties acknowledge and agree that the breach of the provisions of this Agreement by Capstar or Sub on the one hand, or Gulfstar or any of the Gulfstar Stockholders on the other hand, could not be adequately compensated with monetary damages and would irreparably damage the other party or parties hereto, and, accordingly, that injunctive relief and specific performance shall be appropriate remedies to enforce the provisions of this Agreement and each of the parties hereto hereby waive any claim or defense that there is an adequate remedy at law for such breach; provided, however, that nothing herein shall limit the remedies, legal or equitable, otherwise available and all remedies herein are in addition to any remedies available at law or otherwise.

         Section 8.12 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party in respect thereof, each of the representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall terminate on the Closing Date. Following the date of termination of a representation or warranty, no claim can be brought with respect to a breach of such representation or warranty, but no such termination shall affect any claim for a breach of a representation or warranty that was asserted before the date of termination. To the extent that such are performable after the Closing, each of the covenants and agreements contained in this Agreement shall surviving the Closing indefinitely.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS HEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers on the date first hereinabove written.

                                  GULFSTAR COMMUNICATIONS, INC.



                                  By: /s/ Bill Schwartz
                                     -------------------------------------------
                                  Name:        Bill Schwartz
                                  Title:
                                        ----------------------------------------


                                  CAPSTAR BROADCASTING CORPORATION



                                  By: /s/ Paul D. Stone
                                      ------------------------------------------
                                  Name:        Paul D. Stone
                                  Title:       Executive Vice President


                                  CBC-GULFSTAR MERGER SUB, INC.



                                  By: /s/ Paul D. Stone
                                      ------------------------------------------
                                  Name:        Paul D. Stone
                                  Title:       Executive Vice President


                                  GULFSTAR STOCKHOLDERS



                                   /s/ Thomas O. Hicks
                                  ----------------------------------------------
                                  Thomas O. Hicks

                                   /s/ R. Steven Hicks
                                  ----------------------------------------------
                                  R. Steven Hicks

                                   /s/ D. Geoff Armstrong
                                  ----------------------------------------------
                                  D. Geoff Armstrong

                                   /s/ Paul D. Stone
                                  ----------------------------------------------
                                  Paul D. Stone

                                   /s/ Rebecca A. McConnell
                                  ----------------------------------------------
                                  Rebecca A. McConnell

                                   /s/ Lawrence D. Stuart, Jr.
                                  ----------------------------------------------
                                  Lawrence D. Stuart, Jr.

                                   /s/ John W. Barger
                                  ----------------------------------------------
                                  John W. Barger

                                   /s/ William R. Hicks
                                  ----------------------------------------------
                                  William R. Hicks

                                   /s/ Ben Downs
                                  ----------------------------------------------
                                  Ben Downs

                                   /s/ James F. Stansell, Jr.
                                  ----------------------------------------------
                                  James F. Stansell, Jr.

                                   /s/ John Cullen
                                  ----------------------------------------------
                                  John Cullen

                                   /s/ Kim Borron
                                  ----------------------------------------------
                                  Kim Borron

                                   /s/ William Schwartz
                                  ----------------------------------------------
                                  William Schwartz


                                  ERIC C. NEUMAN SPECIAL TRUST



                                  By: /s/ Reed W. Neuman
                                     -------------------------------------------
                                  Name:        Reed W. Neuman
                                  Title:       Trustee


                                  STANSELL COMMUNICATIONS, INC.



                                  By: /s/ James I. Stansell, Jr.
                                     -------------------------------------------
                                  Name:        James I. Stansell, Jr.
                                  Title:       President

                                  BT CAPITAL PARTNERS, INC.



                                  By: /s/ Joseph T. Wood
                                     -------------------------------------------
                                  Name:        Joseph T. Wood
                                  Title:       Senior Managing Director


                                  GULFSTAR OPTION HOLDERS



                                   /s/ Michael T. Gatons
                                  ----------------------------------------------
                                  Michael T. Gatons



                                   /s/ Jimmy L. Ray
                                  ----------------------------------------------
                                  Jimmy L. Ray

                                   SCHEDULE I

                            GULFSTAR SECURITYHOLDERS



---------------------------------------------------------------------------------------------
 Thomas O. Hicks                                         John W. Barger
 Hicks, Muse, Tate & Furst Incorporated                  7800 NW I-10 #330
 200 Crescent Court, Suite 1600                          San Antonio, Texas  78230
 Dallas, Texas  75201
---------------------------------------------------------------------------------------------
 R. Steven Hicks                                         William R. Hicks
 Capstar Broadcasting Partners, Inc.                     4305 Newcastle Court
 600 Congress Avenue, Suite 1400                         Bryan, Texas  77802
 Austin, Texas  78701
---------------------------------------------------------------------------------------------
 D. Geoffrey Armstrong                                   Ben Downs
 4115 First View Drive                                   1716 Briarcrest Drive #601
 Austin, Texas  78731                                    Bryan, Texas  77805
 Eric C. Neuman Special Trust                            James I. Stansell, Jr.
 200 Crescent Court, Suite 1600                          6315 Westchester
 Dallas, Texas  75201                                    Dallas, Texas  75205
---------------------------------------------------------------------------------------------
 Paul D. Stone                                           Stansell Communications, Inc.
 2129 Country Club Drive                                 6315 Westchester
 Plano, Texas  75704                                     Dallas, Texas  75205
---------------------------------------------------------------------------------------------
 Rebecca A. McConnell                                    John Cullen
 Hicks, Muse, Tate & Furst Incorporated                  GulfStar Communications, Inc.
 200 Crescent Court, Suite 1600                          600 Congress Avenue, Suite 1400
 Dallas, Texas  75201                                    Austin, Texas  78701
---------------------------------------------------------------------------------------------
 Lawrence D. Stuart, Jr.                                 Kim Borron
 Hicks, Muse, Tate & Furst Incorporated                  103 Bluff Park
 200 Crescent Court, Suite 1600                          Austin, Texas  78746
 Dallas, Texas  75201
---------------------------------------------------------------------------------------------
 William Schwartz                                        BT Capital Partners, Inc.
 GulfStar Communications, Inc.                           130 Liberty Street, 25th Floor
 600 Congress Avenue, Suite 1400                         New York, New York 10006
 Austin, Texas  78701                                    Attn:  Heide Silverstein
---------------------------------------------------------------------------------------------
 Jimmy L. Ray                                            Michael T. Gatons
 GulfStar Communications, Inc.                           GulfStar Communications, Inc.
 2885 I-10 East                                          3810 Brookside Drive
 Beaumont, Texas  77702                                  Tyler, Texas  75701
---------------------------------------------------------------------------------------------


                                  SCHEDULE II

                             GULFSTAR STOCKHOLDERS


                                                                                             SHARES OF GULFSTAR
                                                                                             CAPITAL STOCK OWNED
                                                                                            AS OF THE DATE OF THE
                                                           NAME                                  AGREEMENT
                                                           ----                         -----------------------------


 PART 1.     COMMON STOCK

         a.  Gulfstar Common Stock             D. Geoff Armstrong                                2,500
                                               Eric C. Neuman Special Trust                      2,105
                                               Paul D. Stone                                     1,912
                                               Rebecca A. McConnell                                 93
                                               Lawrence D. Stuart, Jr.                             537
                                               John W. Barger                                      564
                                               James I. Stansell, Jr.                               16
                                               Stansell Communications, Inc.                       141
                                               John Cullen                                       2,772
                                               Kim Borron                                          346
                                               Bill Schwartz                                       356
                                                                                                ------
                                                   Total                                        11,342

         b.      Gulfstar Class A Common       R. Steven Hicks                                  10,000
                 Stock                                                                          ------

                                                   Total                                        10,000

         c.      Gulfstar Class B Common                                                           -0-
                 Stock


         d.      Gulfstar Class C Common       Thomas O. Hicks                                  39,033
                 Stock
                                               William R. Hicks                                  3,064
                                               Ben Downs                                           108
                                                                                             ---------
                                                   Total                                        42,205

 PART 2.     GULFSTAR PREFERRED STOCK          BT Securities Corporation                       500,000

                                  SCHEDULE III

                            GULFSTAR OPTION HOLDERS

                                                                   SHARES OF GULFSTAR COMMON STOCK
                          NAME                                            UNDERLYING OPTION
                          ----                                            -----------------
 Jimmy L. Ray                                                                    392

 Michael T. Gatons                                                               608





                                     III-1